Exhibit 24.1
POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, JAMES QUINCEY, Chairman of the Board, Chief Executive Officer and a director of The Coca-Cola Company (the "Company"), hereby appoint JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/James Quincey
James Quincey
Chairman of the Board, Chief Executive Officer and Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, HERB ALLEN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Herb Allen
Herb Allen
Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, MARC BOLLAND, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Marc Bolland
Marc Bolland
Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, ANA BOTĺN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Ana Botín
Ana Botín
Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, CHRISTOPHER C. DAVIS, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Christopher C. Davis
Christopher C. Davis
Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Barry Diller
Barry Diller
Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, HELENE D. GAYLE, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Helene D. Gayle
Helene D. Gayle
Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Alexis M. Herman
Alexis M. Herman
Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, ROBERT A. KOTICK, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Robert A. Kotick
Robert A. Kotick
Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Maria Elena Lagomasino
Maria Elena Lagomasino
Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, CAROLINE TSAY, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Caroline Tsay
Caroline Tsay
Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, DAVID B. WEINBERG, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/David B. Weinberg
David B. Weinberg
Director
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, Kathy J. Loveless, Vice President and Controller of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Kathy J. Loveless
Kathy J. Loveless
Vice President and Controller
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, John Murphy, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/John Murphy
John Murphy
Executive Vice President and Chief
Financial Officer
The Coca-Cola Company

            February 22, 2022
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, Mark Randazza, Vice President, Assistant Controller and Chief Accounting Officer of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, Executive Vice President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Senior Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2021, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Mark Randazza
Mark Randazza
Vice President, Assistant Controller and Chief Accounting Officer
The Coca-Cola Company

            February 22, 2022
        Date